                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

            Van Kampen Real Estate Securities Fund       (811-8480)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                               --  MARCH 2002  --

--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                             REAL ESTATE SECURITIES
                               FUND SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issue to be voted on.
---------------------------------------
Q
       WHY AM I RECEIVING THIS PROXY STATEMENT?
A      The purpose of this proxy
statement is to seek shareholder approval of the elimination of the Fund's fundamental policy regarding diversification and the reclassification of the Fund as "non-diversified". Please refer to the proxy statement for a detailed explanation.
Q
       HOW WILL APPROVAL OF THIS PROPOSAL AFFECT MY ACCOUNT?
A      You can expect the same level
of high-quality management expertise and shareholder service you've grown accustomed to. The change to the diversification policy of the Fund is intended to increase the flexibility of the Fund's investment adviser in managing your Fund.
Q
       WILL MY VOTE MAKE A DIFFERENCE?
A      Yes. Your vote is needed to
ensure that the proposal can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage you to participate in the governance of your Fund.
Q
       HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?
A      After careful consideration,
the Trustees of the Fund recommend that you vote "FOR" the elimination of the Fund's fundamental investment policy regarding diversification and the reclassification of the Fund as "non-diversified".
Q
       HOW CAN I VOTE?
A      You can vote in one of
four ways:
       - Internet
       - Telephone
       - Mail
       - In person at the meeting.

       Instructions for casting your vote via the internet or telephone are found in the enclosed proxy voting material. The required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the internet or by telephone, there is no need to mail the card.

       Whichever method you choose, please take the time to read the entire proxy statement before you vote.
Q
       WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS' MEETING?
A      The Fund will bear the costs
relating to the proxy statement preparation, printing, mailing and solicitation and the shareholder meeting.
Q
       WHO DO I CALL IF I HAVE QUESTIONS?

A      Please call Investor Services at
1-800-341-2911 (TDD users call 1-800-421-2833) between 7:00 a.m. and 7:00 p.m.
Central time, Monday through Friday.


                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING ITS STATUS AS A DIVERSIFIED FUND AND THE RECLASSIFICATION OF THE FUND AS "NON-DIVERSIFIED" - mark "For," "Against" or "Abstain".

Please sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                                           PROXY
VAN KAMPEN REAL ESTATE SECURITIES FUND
SPECIAL MEETING OF SHAREHOLDERS
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to eliminate the Fund's fundamental investment   [ ]    [ ]      [ ]
     policy regarding diversification and to reclassify the Fund as "non-diversified".

Please be sure to sign and date this Proxy. Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                SAMPLE

                             VAN KAMPEN REAL ESTATE
                                SECURITIES FUND

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                          TO BE HELD ON MARCH 20, 2002



  Notice is hereby given to the holders of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of Van Kampen Real Estate Securities Fund (the "Fund") that a Special Meeting of the Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on March 20, 2002, at 3:30 p.m., for the following purposes:


1. To approve the elimination of the Fund's fundamental investment policy regarding diversification and the reclassification of the Fund as "non-diversified".

2.  To transact such other business as may properly come before the Meeting.


  Holders of record of the Shares of the Fund at the close of business on December 27, 2001 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.


                                    SARA L. BADLER
                                    Assistant Secretary


January 18, 2002

                             VAN KAMPEN REAL ESTATE
                                SECURITIES FUND

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                            PROXY STATEMENT FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS


                          TO BE HELD ON MARCH 20, 2002



  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or "Board of Trustees") of Van Kampen Real Estate Securities Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on March 20, 2002, at 3:30 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is January 23, 2002.



  Participating in the Meeting are the holders of record of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of the Fund as of the close of business on December 27, 2001 (the "Record Date"). The number of issued and outstanding Shares of the Fund as of the Record Date was 18,602,684. Shareholders of the Fund on the Record Date are entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.


  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

SUMMARY OF THE PROPOSAL


  The purpose of the Meeting is to seek shareholder approval of the elimination of the Fund's fundamental investment policy regarding diversification and the reclassification of the Fund as "non-diversified".


  The Board of Trustees of the Fund recommends that you cast your vote FOR approval of the elimination of the Fund's fundamental investment policy regarding diversification and the reclassification of the Fund as "non-diversified" as described in this Proxy Statement.


INVESTMENT ADVISER AND DISTRIBUTOR



  Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office and the Distributor's principal office are located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



SUMMARY OF VOTING AND MEETING REQUIREMENTS


  To approve the elimination of the Fund's fundamental investment policy regarding diversification and the reclassification of the Fund as "non-diversified," the "vote of a majority of the outstanding voting securities" of the Fund, which is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of: (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund, is required. All Shares of the Fund will vote together as a single class on the proposal.

  Shareholders may vote in any one of four ways: (i) via the internet, (ii) by telephone, (iii) by mail, by returning the enclosed ballot, or (iv) in person at the meeting. Instructions for internet and telephone voting are included with the enclosed proxy voting material. The required control number for internet and telephone voting is printed on the enclosed proxy card. Shareholders who execute proxies by methods (i), (ii) or (iii) may revoke them at any time prior to the meeting by filing with the Fund a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person.

  Van Kampen Investments and the Fund employ procedures for internet and telephone voting that they consider to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, neither Van Kampen Investments nor the Fund will be liable for following internet or telephone instructions they believe to be genuine.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" Proposal
1. Abstentions do not constitute votes "For" Proposal 1 and will have the same effect as votes "Against" Proposal 1. Broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) do not constitute votes "For" or "Against" a proposal and are disregarded in determining the votes cast when the voting requirement for a proposal is based on achieving a percentage of the voting securities present in person or by proxy and entitled to vote at the Meeting. Broker non-votes do not constitute votes "For" and will have the same effect as votes "Against" when the voting requirement for a proposal is based on achieving a percentage of the outstanding voting securities. A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  The Fund knows of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies on Proposal 1, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal(s), the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT
            POLICY REGARDING DIVERSIFICATION AND THE RECLASSIFICATION OF THE FUND AS "NON-DIVERSIFIED"
------------------------------------------------------------------------------

  The Fund is classified as a diversified fund under the 1940 Act. As a diversified fund, the Fund is subject to certain requirements relating to its holdings. The 1940 Act requires that a fund state its classification as a diversified or non-diversified investment company; and the 1940 Act provides that a fund classified as a diversified fund may not change its classification to a non-diversified fund without shareholder approval. The Fund's current fundamental investment restriction regarding diversification provides that the Fund shall not:

    With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

  The Adviser has proposed that the Fund be changed from a diversified fund to a "non-diversified" fund. The Adviser believes that this change will not impact the Fund's investment objective or primary investment strategies. The Fund's investment approach emphasizes security selection of companies operating in the real estate industry from a variety of issuers, property types and regions. A concern in managing the Fund is that the population of securities that meet the Fund's investment criteria is contracting and the Adviser believes that it would be in the shareholders' best interest to continue to base portfolio decisions on the investment merits of the underlying securities without the constraints imposed on a diversified fund.

  The concern has been exacerbated by the trend of consolidation in the real estate industry in which the Fund invests. Diversification limits on holdings could inhibit the Adviser's ability to manage the Fund in line with its investment approach. The Fund's benchmark, the National Association of Real Estate Investment Trusts Equity Index (the "NAREIT Equity Index"), was comprised of only 185 companies as of September 30, 2001. A great deal of merger activity has occurred recently in the REIT marketplace and, as a result, the industry has become even more limited. The top five, ten and thirty holdings in the NAREIT Equity Index represented 22.8%, 34.3% and 60.7% of the index as of September 30, 2001, respectively. The change to "non-diversification" classification would provide the Adviser with the flexibility to focus the Fund's investments in securities in which the Adviser has the most confidence. As a result, however, the Fund may invest a greater proportion of its total assets in the securities of a smaller number of issuers than a diversified fund. This may subject the Fund to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares. However, because the change from a diversified fund to a "non-diversified" fund will give the Adviser the ability to continue to focus on the merits of a security, the Adviser has recommended and the Board of Trustees has approved the elimination of the Fund's fundamental investment policy regarding diversification and the reclassification of the Fund as "non-diversified".


  If Proposal 1 is approved, the Fund's fundamental investment limitation regarding diversification will be eliminated and the Fund will be reclassified as a "non-diversified" fund under the 1940 Act. If Proposal 1 is not approved by the shareholders of the Fund, the Fund's current limitation will remain unchanged as a fundamental limitation.


  If shareholders approve the elimination of the foregoing fundamental limitation and the reclassification of the Fund as non-diversified under the 1940 Act, the Fund will still be required to meet certain diversification requirements to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses.

  For purposes of the regulated investment company test, the identification of the issuer of any such security depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision will be regarded as the sole issuer. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer then such non-governmental issuer will be deemed to be the sole issuer. If in either case the creating government or other entity guarantees an obligation, and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be regarded as a separate security and treated as an issue of such government or entity.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION AND THE RECLASSIFICATION OF THE FUND AS "NON-DIVERSIFIED".
------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
------------------------------------------------------------------------------


  The persons who, to the knowledge of the Fund, owned beneficially more than 5% of a class of the Fund's outstanding Shares as of January 15, 2002 are set forth below:



                                          AMOUNT
                                       OWNERSHIP AT
                                       JANUARY 15,    CLASS OF   PERCENTAGE
                                           2002        SHARES    OWNERSHIP
     NAME AND ADDRESS OF HOLDER        ------------   --------   ----------
Charles Schwab & Co. Inc.............    994,131         A          9.39%
  OneSource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Dean Witter Reynolds.................    955,719         B         20.63%
  5 World Trade Center-Floor 6
  New York, NY 10048-0205
MLPF&S For the Sole Benefit of its
  Customers..........................    313,573         B          6.65%
  Attn: Fund Administration 97EKO
  4800 Deer Lake Drive E 2nd Floor
  Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of its
  Customers..........................    440,841         C         15.37%
  Attn: Fund Administration 97EKI
  4800 Deer Lake Drive E 2nd Floor
  Jacksonville, FL 32246-6484



  As of December 27, 2001, the Fund's Trustees and Officers as a group owned less than 1% of the outstanding shares of the Fund.

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Fund will bear the costs of preparing, printing, mailing and soliciting the enclosed form of proxy, the accompanying Notice and this Proxy Statement and the Meeting. To obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund or the Adviser (or its affiliates), or by dealers or their representatives, or by Management Information Services, 61 Accord Park Drive, Norwell, MA 02061. The estimated costs of Management Information Services for mailing, solicitation and tabulation of shareholder votes are approximately $64,000.

------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Fund should send such proposals to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting may necessitate adjournment and may subject the Fund to additional expense.


  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



                                          SARA L. BADLER

                                          Assistant Secretary

January 18, 2002

                         [VAN KAMPEN INVESTMENTS LOGO]

  ------------------------------------------------------------------------------

                                                                      REAL EST


  ------------------------------------------------------------------------------

             Vote this proxy card TODAY! Your prompt response will
                    save the expense of additional mailings.

             PLEASE RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

    P      Please fold and detach card at perforation before mailing.      P

This Proxy, when properly executed, will be voted in accordance with the Instructions marked hereon by the undersigned.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE
PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR A NUMBER 2 PENCIL.  [X]
PLEASE DO NOT USE FINE POINT PENS.

                                                                                             FOR        AGAINST      ABSTAIN
1. To eliminate the Fund's fundamental investment policy regarding diversification           [ ]          [ ]          [ ]
   and to reclassify the Fund as "non-diversified".

2. To transact such other business as may properly come before the Meeting.







                                                                                                    REAL ESTATE

LABEL BELOW FOR MIS USE ONLY!                                     MIS EDITS:  # OF CHANGES ____/___PRF 1 __PRF 2___
VAN KAMPEN
REAL ESTATE SECURITIES FUND                                       OK TO PRINT AS IS*_____* By signing this form you are authorizing
ORIGINAL 2-UP BACK 1/15/02 BN                                     MIS to print this form in its current state.
DANI (VK312CB)                                                    __________________________________________________________________
REVIEW #1 1-17-02 KD                                              SIGNATURE OF PERSON AUTHORIZING PRINTING              DATE

                                                  TO VOTE BY TELEPHONE
                                                  1) Read the Proxy Statement and have the Proxy card below at hand.
                                                  2) CALL 1-800-690-6903
         VAN KAMPEN INVESTMENTS INC.              3) Enter the control number set forth on the Proxy card and follow the simple instructions.

                                                  TO VOTE BY INTERNET
                                                  1) Read the Proxy Statement and have the Proxy card below at hand.
                                                  2) GO TO WEBSITE WWW.PROXYWEB.COM
                                                  3) Enter the control number set forth on the Proxy card and follow the simple instructions.

***  CONTROL NUMBER: 999 999 999 999 99  ***                      P   Please fold and detach card at perforation before mailing   P


VAN KAMPEN REAL ESTATE SECURITIES FUND                                                               SPECIAL MEETING OF SHAREHOLDERS
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST                                            TO BE HELD MARCH 20, 2002
The undersigned holder of common shares of beneficial interest, par value $0.01 per share (the "Shares"), of the VAN KAMPEN REAL
ESTATE SECURITIES FUND (the "REAL ESTATE SECURITIES FUND") hereby appoints A. Thomas Smith III and Sara L. Badler, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of
Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on
March 20, 2002 at 3:30 p.m., and any and all adjournments thereof (the "Special Meeting"), and thereat to vote all Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions. If more than one of the proxies, or their substitutes, are present at the Special Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy
Statement.

                                                                                           DATE: ______________, 2002

                                                                                         PLEASE SIGN, DATE AND RETURN
                                                                                         PROMPTLY IN ENCLOSED ENVELOPE
                                                                           _________________________________________________________
                                                                           |                                                       |
                                                                           |                                                       |
                                                                           |                                                       |
                                                                           _________________________________________________________
                                                                                                  Signature(s)
                                                                           Please sign this Proxy exactly as your name or names
                                                                           appear on the books of the Fund. When signing as
                                                                           attorney, trustee, executor, administrator, custodian,
                                                                           guardian or corporate officer, please give full title.
                                                                           If shares are held jointly, each holder must sign.


                                                                                                                         REAL ESTATE

LABEL BELOW FOR MIS USE ONLY                                      MIS EDITS:  # OF CHANGES ___/___ PRF 1 ____ PRF 2 ____
VAN KAMPEN
REAL ESTATE SECURITIES FUND                                       OK TO PRINT AS IS "____" By signing this form you are authorizing
ORIGINAL 2-UP FRONT 1/15/02 BN                                    MIS to print this form in its current state.
DANI (VK312CF)
                                                                  __________________________________________________________________
                                                                  SIGNATURE OF PERSON AUTHORIZING PRINTING                   DATE

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